================================================================================


                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2004-4 Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-4)

                      AMERICAN HOME MORTGAGE SECURITIES LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-118302              20-0103914
----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
            of Incorporation)       File Number)         Identification No.)


538 Broadhollow Road
Melville, New York                                         11747
---------------------                                    ----------
(Address of Principal                                    (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700


================================================================================

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

            5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

            8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax Matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN HOME MORTGAGE SECURITIES LLC


                                           By:  /s/ Alan Horn
                                              ----------------------------------
                                           Name:    Alan Horn
                                           Title:   Executive Vice President

Dated: January 5, 2004